Exhibit 10

AMENDMENT NO. 1

TO

LIMITED PARTNERSHIP AGREEMENT

OF

RANKIN ASSOCIATES II, L.P.

This AMENDMENT NO. 1 TO LIMITED PARTNERSHIP AGREEMENT OF RANKIN ASSOCIATES II, L.P. (this “Amendment No. 1”), dated as of December 26, 2001, is made by and among Rankin Management, Inc., a Delaware corporation, as general partner, and the persons indicated as limited partners on Schedule A, as previously amended (the “Limited Partners”), to the Limited Partnership Agreement of Rankin Associates II, L.P., dated as of February 6, 1998 (the “Partnership Agreement”) as Limited Partners. Unless otherwise indicated, capitalized terms used herein without definition shall have the respective meanings set forth in the Partnership Agreement.

RECITALS:

A. The current Partners of the Partnership wish to amend the Partnership Agreement to amend certain definitions contained in the Partnership Agreement.

AGREEMENTS:

In consideration of the mutual promises, covenants and agreements set forth in this Amendment No. 1, the Partners agree as follows:

1. The definition of “Authorized Transferee” set forth in Section 1.5 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

“Authorized Transferee” means any Initial Limited Partner and any Family Member who is a Partner or who, prior to or simultaneously with such Transfer, executes and delivers to the Partnership a counterpart of this Agreement agreeing to be subject to the restrictions and obligations of a Partner hereunder and to hold all Partnership Interests then owned or later acquired by such Person in accordance with the terms of this Agreement.

2. The definition of “Family Member” set forth in Section 1.17 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

“Family Member” means the spouse or surviving spouse of an Initial Limited Partner, any descendant of an Initial Limited Partner, a spouse or surviving spouse of any such descendant, or, in each case, a Qualified Fiduciary of such Person. Notwithstanding anything to the contrary contained herein:

(a) the surviving spouse of an Initial Limited Partner or of a descendent of an Initial Limited Partner, and in each case, a Qualified Fiduciary of such Person, shall cease to be a Family Member upon the remarriage of such Person to other than an Initial Limited Partner or descendent of an Initial Limited Partner; and

(b) the spouse of an Initial Limited Partner or of a descendent of an Initial Limited Partner, and in each case, a Qualified Fiduciary of such Person, shall cease to be a Family Member upon legal separation, divorce or dissolution of such spouse’s marriage to such Initial Limited Partner or descendent; and

(c) a Qualified Fiduciary of any individual shall cease to be a Family Member from and after any event or lapse of time which causes such fiduciary to no longer qualify as a Qualified Fiduciary as defined in Section 1.54.

3. The definition of “Initial Limited Partners” set forth in Section 1.26 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

“Initial Limited Partners” means Alfred M. Rankin, Jr., Bruce T. Rankin, Claiborne R. Rankin, Roger F. Rankin and Thomas T. Rankin or, in each case, a Qualified Fiduciary of such individual.

4. The definition of “Qualified Fiduciary” set forth in Section 1.54 of the Partnership Agreement shall be deleted in its entirety and the following substituted in place thereof:

“Qualified Fiduciary” of any individual means (a) the trustee of a trust that has been established by such individual (the “Grantor” of that trust) and which is revocable by the Grantor; (b) the trustee of any other trust (including without limitation a voting trust) created by such individual if and as long as the trust is held for the current benefit of one or more of Clara T. Rankin, the Initial Limited Partners, their Family Members, and any organization contributions to which are deductible for federal income, estate or gift tax purposes (“Family and Charitable Beneficiaries”) and for the current benefit of no other Person; or (c) the executor, administrator, or personal representative of a deceased individual or the guardian of an incompetent individual. In determining if the trust is held for the current benefit of one or more Family and Charitable Beneficiaries and no other Person, the focus shall only be on such Persons to whom the trustee is authorized or directed to currently make distributions of trust income or principal, and shall disregard (i) Persons who might or would benefit by reason of the exercise of a general or special powers of appointment (even if such powers are currently exercisable), and (ii) Persons who might or would benefit upon the termination of the trust, regardless of whether their interests are vested or contingent. A trust shall continue to be considered a Qualified Fiduciary upon the termination of the trust and during a reasonable period of administration (but not to exceed two years from the date or event that caused such trust to terminate), unless by reason of such termination none of the trust property is to be distributed to one or more

2

of the Family and Charitable Beneficiaries (in which event the trust shall cease to be a Qualified Fiduciary immediately prior to the date or event that caused such trust to terminate). Notwithstanding anything to the contrary contained herein (except as provided in this Section 1.54 above with respect to some trusts continuing to be considered Qualified Fiduciaries upon their termination and during a reasonable period of administration), a trust of any individual shall cease to be a Qualified Fiduciary and shall be deemed, to the extent it holds Partnership Interests, to become an Outside Partner, immediately prior to any event or lapse of time that causes such trust to no longer qualify as a Qualified Fiduciary as defined in this Section 1.54.

5. Exhibit A to the Partnership Agreement shall be deleted in its entirety and Exhibit A to this Amendment No. 1 substituted in place thereof.

6. Except as herein modified, all other provisions of the Partnership Agreement shall be and remain in full force and effect.

7. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

8. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.

9. This Amendment No. 1 may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Partners and delivered to the Partnership.

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IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

MANAGING PARTNER:

RANKIN MANAGEMENT, INC.

Witness	By:	/s/ Alfred M. Rankin, Jr.
	Name:	Alfred M. Rankin, Jr.
	Title:	President
Witness

Witness	and	/s/ Roger F. Rankin
	Name:	Roger F. Rankin
	Title:	Secretary
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated September 11, 1973, as supplemented, amended and restated, between National City Bank, as co-trustee, and Roger F. Rankin, as co-trustee, creating a trust for the benefit of Roger F. Rankin

Witness	By:	/s/ Roger F. Rankin
	Name:	Roger F. Rankin
	Title:	Trustee
Witness

NATIONAL CITY BANK, as Trustee

Witness	By:	/s/ Leigh H. Carter
	Name:	Leigh H. Carter
	Title:	Vice President
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated December 29, 1967, as supplemented, amended and restated, between National City Bank, as co-trustee, and Thomas T. Rankin, as co-trustee, creating a trust for the benefit of Thomas T. Rankin

Witness	By:	/s/ Thomas T. Rankin
	Name:	Thomas T. Rankin
	Title:	Trustee
Witness

NATIONAL CITY BANK, as Trustee

Witness	By:	/s/ Leigh H. Carter
	Name:	Leigh H. Carter
	Title:	Vice President
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated June 22, 1971, as supplemented, amended and restated, between National City Bank, as co-trustee, and Claiborne R. Rankin, as co-trustee, creating a trust for the benefit of Claiborne R. Rankin

Witness	By:	/s/ Claiborne R. Rankin
	Name:	Claiborne R. Rankin
	Title:	Trustee
Witness

NATIONAL CITY BANK, as Trustee

Witness	By:	/s/ Leigh H. Carter
	Name:	Leigh H. Carter
	Title:	Vice President
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated July 20, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin (successor in interest to the Trust created by the Agreement dated July 12, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin)

Witness	By:	/s/ Alfred M. Rankin, Jr.
	Name:	Alfred M. Rankin, Jr.
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred M. Rankin Jr. (successor in interest to the Trust created by the Agreement, dated August 30, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred M. Rankin, Jr.)

Witness	By:	/s/ Alfred M. Rankin, Jr.
	Name:	Alfred M. Rankin, Jr.
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Bruce T.
Rankin, creating a trust for the benefit of Bruce T. Rankin (successor in interest to the Trust created by the Agreement, dated August 12, 1974, as supplemented, amended and restated, between National City Bank, as trustee, and Bruce T.
Rankin, creating a trust for the benefit of Bruce T. Rankin)

Witness	By:	/s/ Alfred M. Rankin, Jr.
	Name:	Alfred M. Rankin, Jr.
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated December 29, 1989, between Alfred M. Rankin, Jr., as trustee, and Helen P. (Rankin) Butler creating a trust for the benefit of Helen P. (Rankin) Butler

Witness	By:	/s/ Alfred M. Rankin, Jr.
	Name:	Alfred M. Rankin, Jr.
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated December 29, 1989, as
supplemented, amended and restated, between Alfred M. Rankin,
Jr., as trustee, and Clara T. (Rankin) Williams, creating a trust for the benefit of Clara T. (Rankin) Williams

Witness	By:	/s/ Alfred M. Rankin, Jr.
	Name:	Alfred M. Rankin, Jr.
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated December 20, 1993, between Matthew M. Rankin, as trustee, and Matthew M. Rankin, creating a trust for the benefit of Matthew M. Rankin

Witness	By:	/s/ Matthew M. Rankin
	Name:	Matthew M. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

JAMES T. RANKIN

Witness	/s/ James T. Rankin
James T. Rankin
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated January 13, 1998, between Claiborne R. Rankin, as trustee, and Chloe E. (Rankin) Seelbach, creating a trust for the benefit of Chloe E. (Rankin) Seelbach

Witness	By:	/s/ Claiborne R. Rankin
	Name:	Claiborne R. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated August 25, 2000, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, Jr., creating a trust for the benefit of Claiborne R. Rankin, Jr.

Witness	By:	/s/ Claiborne R. Rankin
	Name:	Claiborne R. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

CLAIBORNE R. RANKIN as Custodian for Julia L. Rankin under the Ohio Transfers to Minors Act

Witness	By:	/s/ Claiborne R. Rankin
	Name:	Claiborne R. Rankin
	Title:	Custodian
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

ALISON A. RANKIN as trustee fbo A. Farnham Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

Witness	By:	/s/ Alison A. Rankin
	Name:	Alison A. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

ALISON A. RANKIN as trustee fbo Elizabeth M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, with Roger Rankin, Grantor

Witness	By:	/s/ Alison A. Rankin
	Name:	Alison A. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

JOHN C. BUTLER, JR. as Custodian for Clara Rankin Butler under the Ohio Transfers to Minors Act

Witness	By:	/s/ John C. Butler, Jr.
	Name:	John C. Butler, Jr.
	Title:	Custodian
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

JOHN C. BUTLER, JR.

Witness	/s/ John C. Butler, Jr.
John C. Butler, Jr.
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

CORBIN K. RANKIN

Witness	/s/ Corbin K. Rankin
Corbin K. Rankin
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

CHLOE O. RANKIN

Witness	/s/ Chloe O. Rankin
Chloe O. Rankin
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

ALISON A. RANKIN

Witness	/s/ Alison A. Rankin
Alison A. Rankin
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

JOHN C. BUTLER, JR. as Custodian for Griffin B. Butler under the Ohio Transfers to Minors Act

Witness	By:	/s/ John C. Butler, Jr.
	Name:	John C. Butler, Jr.
	Title:	Custodian
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

DAVID B. WILLIAMS

Witness	/s/ David B. Williams
David B. Williams
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

ALISON A. RANKIN as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of A. Farnham Rankin

Witness	By:	/s/ Alison A. Rankin
	Name:	Alison A. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

ALISON A. RANKIN as Trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of Elisabeth M. Rankin

Witness	By:	/s/ Alison A. Rankin
	Name:	Alison A. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated September 28, 2000, as supplemented, amended and restated between Victoire G. Rankin, as trustee, and Victoire G. Rankin, creating a trust for the benefit of Victoire G. Rankin (successor in interest to the Trust created by the Agreement, dated July 1, 1969, as supplemented, amended
and restated, between National City Bank, as trustee, and
Victoire G. Rankin, creating a trust for the benefit of
Victoire G. Rankin)

Witness	By:	/s/ Victoire G. Rankin
	Name:	Victoire G. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

Trust created by the Agreement, dated September 11, 2000, as supplemented, amended and restated, between Alison A. Rankin, as trustee, and Alison A. Rankin, creating a trust for the benefit of Alison A. Rankin

Witness	By:	/s/ Alison A. Rankin
	Name:	Alison A. Rankin
	Title:	Trustee
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

SCOTT SEELBACH

Witness	/s/ Scott Seelbach
Scott Seelbach
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

CLARA RANKIN WILLIAMS as Custodian for Margo Jamison Victoire Williams under the Ohio Transfers to Minors Act

Witness	By:	/s/ Clara Rankin Williams
	Name:	Clara Rankin Williams
	Title:	Custodian
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

CORBIN K. RANKIN as Custodian for Thomas (Parker) Rankin under the Virginia Uniform Gifts to Minors Act

Witness	By:	/s/ Corbin K. Rankin
	Name:	Corbin K. Rankin
	Title:	Custodian
Witness

Limited Partner Signature Page for Amendment No. 1 to Limited Partnership Agreement

CLAIBORNE R. RANKIN as Custodian for Claiborne R. Rankin, Jr. under the Ohio Transfers to Minors Act

Witness	By:	/s/ Claiborne R. Rankin
	Name:	Claiborne R. Rankin
	Title:	Custodian
Witness

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
GENERAL PARTNER
Rankin Management, Inc.	1	0.27089442567%	2,000
	2	0.27089442567%	2,000
	3	0.27089442567%	2,000
	4	0.27089442567%	2,000

Total		1.08357770268%	8,000

LIMITED PARTNERS
Trust created by the Agreement, dated September 11, 1973, as supplemented, amended and restated, between National City Bank, as co-trustee, and Roger F. Rankin, as co-trustee, creating a trust for the benefit of Roger F. Rankin	1	1.08357770268%	8,000
10/31/00 Gifts by Roger F. Rankin Trust		-0.22462224350750%	N/A

Subtotal		0.8589554591725%	N/A
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gift from Clara T. Rankin Trust		1.08357770268%	N/A
10/31/00 Gifts by Roger F. Rankin Trust		-1.08357770268%	N/A

Total		0.91052408327689%	8,000

Alison A. Rankin
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A

Total		0.05156862410439%

Trust created by the Agreement, dated September 11, 2000, as supplemented, amended and restated, between Alison A. Rankin, as trustee, and Alison A. Rankin, creating a trust for the benefit of Alison A. Rankin
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Trust created by the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Bruce T. Rankin, creating a trust for the benefit of Bruce T. Rankin (successor in interest to the Trust created by the Agreement, dated August 12, 1974, as supplemented, amended and restated, between National City Bank, as trustee, and Bruce T. Rankin, creating a trust for the benefit of Bruce T. Rankin) (“Bruce T. Rankin Trust”)	1	0.08668621621439%	640
	2	0.108357770268%	800
	3	0.0189626097969%	140

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
Bruce T. Rankin Trust cont’d.	4	0.162536655402%	1,200
	5	0.3250733108039%	2,400
	6	0.243804983103%	1,800
	7	0.08126832770099%	600
	8	0.162536655402%	1,200
	9	0.3521627533709%	2,600
	10	0.360289586141%	2,660
	11	0.04876099662059%	360
	12	0.4551026351255%	3,360
	13	0.27089442567%	2,000
	14	0.216715540536%	1,600
	15	0.027089442567%	200
	16	0.27089442567%	2,000
	17	0.1544098226319%	1,140
	18	0.216715540536%	1,600
	19	0.3521627533709%	2,600
	20	0.0441557913842%	326
	21	0.135447212835%	1,000
	22	1.137756587814%	8,400
	23	0.06772360641749%	500
	24	0.1544098226319%	1,140
	25	3.250733108039%	24,000
	26	0.027089442567%	200
	27	0.1489919341185%	1,100
	28	2.126521241509%	15,700
	29	0.03657074746544%	270
	30	1.191935472948%	8,800
	31	3.250733108039%	24,000
	32	0.05621059332652%	415
	33	0.05146994087729%	380
	34	0.05079270481312%	375
	35	1.110667145247%	8,200
	36	0.027089442567%	200
	37	0.027089442567%	200
	38	0.002031708192525%	15
	39	0.0112421186653%	83
	40	0.01449285177334%	107

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
Bruce T. Rankin Trust cont’d.	41	0.4063416385049%	3,000
	42	0.1856168604691%	1,370.4
	43	1.110667145247%	8,200
	44	0.00685362896945%	50.6
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A

Total		18.598627373023435%	136,932

Trust created by the Agreement, dated July 20, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin (successor in interest to the Trust created by the Agreement, dated July 12, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin) (the “Clara T. Rankin Trust”)	1	1.164846030381%	8,600
04/01/98 Gifts by Clara T . Rankin Trust		-0.201558352433%	N/A
12/31/98 Gifts by Clara T. Rankin Trust		-0.21604579856046%	N/A
05/14/99 Gifts by Clara T. Rankin Trust		-0.57883424288%	N/A

Subtotal		0.16840763650754%
	2	1.359890016863%	10,040
	3	0.27089442567%	2,000
	4	0.1279976161291%	945
	5	3.099032229664%	22,880
	6	0.0162536655402%	120
	7	3.099032229664%	22,880
	8	1.560351891859%	11,520
	9	4.808376055642%	35,500
	10	3.223643665472%	23,800
	11	43.75229413717%	323,021

05/14/99 Gifts by Clara T. Rankin Trust		2.438049831029601993	N/A
10/31/00 Gifts by Clara T. Rankin Trust		-1.01080009578348%	N/A

Subtotal		40.30344%
	12	4.511340317895%	33,307
	13	1.35447212835%	10,000
	14	7.686629328385%	56,750

Total		71.58977%	561,363

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
Trust created by the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred M. Rankin Jr., (successor in interest to the Trust created by the Agreement, dated August 30, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred M. Rankin, Jr.) (the “Alfred M. Rankin Trust”)	1	1.08357770268%	8,000
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gifts by Alfred M. Rankin Trust		-0.22050828300364%	N/A
10/31/00 Gifts by Alfred M. Rankin Trust		-0.67386673052226%	N/A

Total		0.24077131325849%	8,000
Trust created by the Agreement, dated September 28, 2000, as supplemented, amended and restated between Victoire G. Rankin, as trustee, and Victoire G. Rankin, creating a trust for the benefit of Victoire G. Rankin (successor in interest to the Trust created by the Agreement, dated July 1, 1969, as supplemented, amended and restated, between National City Bank, as trustee, and Victoire G. Rankin, creating a trust for the benefit of Victoire G. Rankin)
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.10772418498125%

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
Trust created by the Agreement, dated December 29, 1967, as supplemented, amended and restated, between National City Bank, as co-trustee, and Thomas T. Rankin, as co-trustee, creating a trust for the benefit of Thomas T. Rankin (the “Thomas T. Rankin Trust”)	1	0.27089442567%	2,000
	2	0.8126832770099%	6,000
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.8126832770%	N/A
12/17/99 Gift to Thomas T. Rankin as Custodian for Thomas (Parker) Rankin under the Virginia Uniform Gifts to Minors Act		-0.8126832770%	N/A

Total		1.13514632678439%	8,000

Corbin Rankin
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.10772418498125%

Trust created by the Agreement, dated June 22, 1971, as supplemented, amended and restated, between National City Bank, as co-trustee, and Claiborne R. Rankin, as co-trustee, creating a trust for the benefit of Claiborne R. Rankin (the “Claiborne R. Rankin Trust”)	1	1.08357770268%	8,000
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.5417888513%	N/A
12/17/99 Gifts to Children		-0.5417888513%	N/A

Total		1.13514632678439%

Chloe O. Rankin
12/31/98 Gift from Clara T. Rankin Trust		0.02400508872894%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.10772418498125%

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
Trust created by the Agreement, dated December 29, 1989, between Alfred M. Rankin, Jr., as trustee, and Helen P. (Rankin) Butler, creating a trust for the benefit of Helen P. (Rankin) Butler
04/09/98 Gift from Clara T. Rankin Trust		0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gift from Alfred M. Rankin Trust		0.05512707075091%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Alfred M. Rankin Trust		0.11231112175375%	N/A

Total		0.26795381812639%

Trust created by the Agreement, dated December 29, 1989, as supplemented, amended and restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. (Rankin) Williams, creating a trust for the benefit of Clara T. (Rankin) Williams
04/09/98 Gift from Clara T. Rankin Trust		0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gift from Alfred M. Rankin Trust		0.05512707075091%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Alfred M. Rankin Trust		0.11231112175375%	N/A

Total		0.26795381812639%

Trust created by the Agreement, dated December 20, 1993, between Matthew M. Rankin, as trustee, and Matthew M. Rankin, creating a trust for the benefit of Matthew M. Rankin
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.10051562562173

James T. Rankin
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.10051562562173

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
Thomas T. Rankin as Custodian for Thomas (Parker) Rankin under the Virginia Uniform Gifts to Minors Act
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
12/17/99 Gift from Thomas T. Rankin Trust		0.8126832770%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.91319990262173

Trust created by the Agreement, dated January 13, 1998, between Claiborne R. Rankin, as trustee, and Chloe E. (Rankin) Seelbach, creating a trust for the benefit of Chloe E. (Rankin) Seelbach
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.10051562562173

Claiborne R. Rankin as Custodian for Claiborne R. Rankin, Jr. under the Ohio Transfers to Minors Act
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
12/17/99 Gift from Claiborne R. Rankin Trust		0.0677236064%	N/A

Total		0.11208367114487%

Trust created by the Agreement, dated August 25, 2000, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, Jr., creating a trust for the benefit of Claiborne R. Rankin, Jr.
10/30/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Claiborne R. Rankin as Custodian for Julia L. Rankin under the Ohio Transfers to Minors Act
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
12/17/99 Gift from Claiborne R. Rankin Trust		0.4740652448%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A

Total		0.57458087042173%

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
Alison A. Rankin as trustee fbo A. Farnham Rankin under Irrevocable Trust No. 1, dated December 18, 1997, Roger Rankin, Grantor
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Roger F. Rankin Trust		0.11231112175375%	N/A

Total		0.21282674737548%

Alison A. Rankin, as trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of A. Farnham Rankin
10/31/00 Gift from Roger F. Rankin Trust		0.413926682423692428%	N/A

Alison A. Rankin as trustee fbo Elisabeth M. Rankin under Irrevocable Trust No. 1, dated December 18, 1997, Roger Rankin, Grantor
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Roger F. Rankin Trust		0.11231112175375%	N/A

Total		0.21282674737548%

Alison A. Rankin, as trustee under Irrevocable Trust No. 2, dated September 11, 2000, for the benefit of Elisabeth M. Rankin
10/31/00 Gift from Roger F. Rankin Trust		0.669651020256130682%	N/A

John C. Butler, Jr. as Custodian for Clara Rankin Butler under the Ohio Transfers to Minors Act
04/09/98 Gift from Clara T. Rankin Trust	1	0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gift from Alfred M. Rankin Trust		0.05512707075091%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Alfred M. Rankin Trust		0.11231112175375%	N/A

Total		0.26795381812639%

RANKIN ASSOCIATES II, LP

SCHEDULE A

PARTNERS/CONTRIBUTIONS/TRANSFERS/PARTNERSHIP INTERESTS

(AS AMENDED AS OF DECEMBER     , 2001)

Name	Tax Lots	Partnership Interests	Shares Contributed
John C. Butler, Jr.
04/09/98 Gift from Clara T. Rankin Trust		0.01679652936942%	N/A
05/14/99 Gift from Clara T. Rankin Trust		0.02756353537545%	N/A
05/14/99 Gift from Alfred M. Rankin Trust		0.05512707075091%	N/A
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Alfred M. Rankin Trust		0.11231112175375%	N/A

Total		0.26795381812639%

John C. Butler, Jr. as Custodian for Griffin B. Butler under the Ohio Transfers to Minors Act
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Alfred M. Rankin Trust		0.11231112175375%	N/A

Total		0.16846668262061%

David B. Williams
10/31/00 Gift from Clara T. Rankin Trust		0.05615556087686%	N/A
10/31/00 Gift from Alfred M. Rankin Trust		0.11231112175375%	N/A

Total		0.16846668262061%

SUBTOTAL		100.00000%	730,295
Rounding Error		0.00000%

TOTAL		100.00000%	730,295

NOTE: Class A shares contributed are allocated to specific “Lots” in order to facilitate Code Section 704(c) allocations and do not in any respect reflect an interest of the respective partner for any particular shares or number of shares held by the Partnership.